VARIABLE ACCUMULATION DESIGNSM

A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
issued by
ReliaStar Life Insurance Company
and its
SelectHLife Variable Account

Supplement dated November 28, 2005, to the Prospectus dated April 29, 2005

This supplement adds certain information to and amends certain information contained in the prospectus dated April 29, 2005, as supplemented. Please read it carefully and keep it with your prospectus for future reference.

______________________________________________________________________

The "Death Benefit Guarantees" section on page 4 of the prospectus is hereby deleted and replaced with the following:
Death Benefit Guarantees See Death Benefit Guarantees, page 35.

  Generally, your policy will not lapse as long as your policy value minus any surrender charge, loan amount and unpaid fees and charges (the "surrender value") is enough to cover the periodic fees and charges, when due.

However, the policy has three death benefit guarantees which provide that the policy will not lapse even if the surrender value not enough to pay the periodic fees and charges, when due:

  The Basic Death Benefit Guarantee is standard on every policy. The length of the guarantee period is specified in your policy and is uniquely determined on a policy-by-policy basis and depends on the issue ages and risk classes of the joint insured persons, the death benefit option and any optional rider benefits. Under this guarantee your policy will not lapse provided your cumulative premium payments, minus any partial withdrawals or loans, are at least equal to the sum of minimum premium payments to the next monthly processing date. There is no charge for this guarantee;

  The Supplemental Death Benefit Guarantee is standard on every policy. Under this guarantee your policy will not lapse during the Supplemental Death Benefit Guarantee period if on each monthly processing date since the policy date your cumulative premium payments, minus any partial withdrawals or loans, are at least equal to 40% of the sum of minimum premium payments to the next monthly processing date. The supplemental guarantee period begins on the policy date and is equal to the death benefit guarantee period shown in your policy, multiplied by 40% and rounded to the lower whole number of policy years. The supplemental guarantee period may not exceed ten policy years. There is no charge for this guarantee; and

  The lifetime death benefit guarantee is an optional rider benefit that may be available on new policies issued on or after the later of February 20, 2006, or the date the rider is approved in your state. You may add this rider only when you apply for the policy. Under this guarantee your policy will not lapse provided your cumulative premium payments, minus any partial withdrawals and loans, are at least equal to the sum of lifetime death benefit guarantee premium payments as shown in your policy to the next monthly processing date. There is no charge for this rider guarantee.

136756	Page 1 of 11	November 2005

The "Transaction Fees and Charges" table beginning on page 8 of the prospectus is hereby amended to include the following:
Charge	When Deducted	Amount Deducted
Overloan Lapse Protection Rider	On the monthly processing date on or next following the date we receive your request to exercise the rider benefit.	3.50% of the policy value.*

*	Your policy value is the sum of your holdings in the fixed account, the variable account and the loan account.
The "Cost of Insurance" section on page 9 of the prospectus is hereby deleted and replaced with the following:
Charge	When Deducted	Amount Deducted
Cost of Insurance Charge[2]	On the monthly processing date.	For policies with policy dates prior to February 20, 2006 -
Maximum Rates per $1,000 of insurance coverage -
$1.98 - guaranteed.
$0.59 - current.
Minimum Rates per $1,000 of insurance coverage -
$0.01 - current and guaranteed.

  Rates for representative joint insured persons - $0.01 per $1,000 of insurance coverage. The representative joint insured persons are a male, age 55 in the preferred no tobacco risk class and a female, age 55 in the standard no tobacco risk class.

For policies with policy dates on or after February 20, 2006 -
Maximum Rates per $1,000 of insurance coverage -
$1.98- guaranteed.
$0.59 - current.
Minimum Rates per $1,000 of insurance coverage -
$0.01 - current and guaranteed.

  Rates for representative joint insured persons - $0.01 per $1,000 of insurance coverage. The representative joint insured persons are a male, age 55 in the preferred no tobacco risk class and a female age 55 in the standard no tobacco risk class.

[2]

The minimum and maximum rates shown are for joint insured persons in the standard risk class. All rates shown are for the first policy year. The rates have been rounded to the nearest penny. Consequently, the actual rates are either more or less than these rounded rates. The cost of insurance rates and monthly amount charge rates that apply depend on the amount of insurance coverage and each joint insured person's age at issue and each joint insured person's age on the effective date of an increase in your insurance coverage, gender and risk class and the cost of insurance rates generally increase each year after the first segment year. Separate cost of insurance rates and monthly amount charge rates apply to each segment of your insurance coverage. A segment or coverage segment is a block of insurance coverage. The rates for the representative joint insured persons listed above may be more or less than you will pay, and you should contact your agent/registered representative for information about the rates that apply to you. Lower cost of insurance rates and monthly amount charge rates may be available for policies where the base insurance coverage amount is $1 million or more. The guaranteed maximum cost of insurance rate for joint insured persons in the substandard risk class is $83.33 per $1,000 of insurance coverage.

136756	Page 2 of 11	November 2005

The "Monthly Amount Charge" section on page 9 of the prospectus is hereby deleted and replaced with the following:
Monthly Amount Charge[2]	On the monthly processing date during the first 20 policy years (or for 20 years following an increase in your insurance coverage).	For policies with policy dates prior to February 20, 2006 -
Maximum rates - $0.68 per $1,000 of insurance coverage.
Minimum rates - $0.08 per $1,000 of insurance coverage.

  Rates for representative joint insured persons - $0.16 per $1,000 of insurance coverage. The representative joint insured persons are a male, age 55 in the preferred no tobacco risk class and a female, age 55 in the standard no tobacco risk class.

For policies with policy dates on or after February 20, 2006 -
Maximum rates - $0.68 per $1,000 of insurance coverage.
Minimum rates - $0.08 per $1,000 of insurance coverage.

  Rates for representative joint insured persons - $0.16 per $1,000 of insurance coverage. The representative joint insured persons are a male, age 55 in the preferred no tobacco risk class and a female, age 55 in the standard no tobacco risk class with an amount of base insurance coverage in effect of less than $1,000,000.

[2]

The minimum and maximum rates shown are for joint insured persons in the standard risk class. All rates shown are for the first policy year. The rates have been rounded to the nearest penny. Consequently, the actual rates are either more or less than these rounded rates. The cost of insurance rates and monthly amount charge rates that apply depend on the amount of insurance coverage and each joint insured person's age at issue and each joint insured person's age on the effective date of an increase in your insurance coverage, gender and risk class and the cost of insurance rates generally increase each year after the first segment year. Separate cost of insurance rates and monthly amount charge rates apply to each segment of your insurance coverage. A segment or coverage segment is a block of insurance coverage. The rates for the representative joint insured persons listed above may be more or less than you will pay, and you should contact your agent/registered representative for information about the rates that apply to you. Lower cost of insurance rates and monthly amount charge rates may be available for policies where the base insurance coverage amount is $1 million or more. The guaranteed maximum cost of insurance rate for joint insured persons in the substandard risk class is $83.33 per $1,000 of insurance coverage.

136756	Page 3 of 11	November 2005

The "Mortality & Expense Risk Charge" section on page 9 of the prospectus is hereby deleted and replaced with the following:
Charge	When Deducted	Amount Deducted
Mortality & Expense Risk Charge[3]	On the monthly processing date during the first ten policy years.	For policies with policy dates prior to February 20, 2006 -
0.08% (0.90% annually) of variable account value in policy years 1-10, and lower thereafter.
For policies with policy dates on or after February 20, 2006 -
0.08% (0.90% annually) of variable account value in policy years 1 - 5, and lower thereafter.

[3]	The current monthly mortality and expense risk charge rate is rounded to the nearest one hundredth of one percent. See Mortality and Expense Risk Charge, page 29 for the monthly rate without rounding.
The Fund Fees and Expenses section on page 11 of the prospectus is hereby deleted in its entirety and replaced with the following:

Fund Fees and Expenses The following table shows the minimum and maximum fund fees and expenses that you may pay during the time you own the policy. These may change from year to year. You should review the Fund Expense Table which begins on the following page and the fund prospectuses for details about the fees and charges specific to a particular fund.

Annual Fund Expenses (expenses deducted from fund assets)

	Minimum	Maximum
Total Gross Annual Fund Expenses [6]	0.27%	1.74%
Total Net Annual Fund Expenses [6,7]	0.27%	1.50%

[6]	Total Gross Annual Fund Expenses include management fees, distribution (12b-1) fees and other expenses.
[7]

The Total Net Annual Fund Expense figures include management fees, distribution (12b-1) fees and other expenses but also take into account contractual arrangements that require reimbursement or waiver of certain fund fees and expenses at least through May 1, 2006. Out of all of the funds available through the policy, 30 have contractual arrangements to reimburse or waive certain fees and expenses through this period. Generally, these arrangements provide that fees and expenses will be reimbursed or waived above a certain level for a specific period of time. See the Fund Expense Tables which begin on page 12 of the prospectus and page 5 of this supplement for information about these contractual arrangements. The minimum and maximum Total Net Annual Fund Expenses shown take into account all of the available funds, not just those with contractual arrangements.

136756	Page 4 of 11	November 2005

Effective December 2, 2005, the following funds are added as available variable investment options under the policy:
ING FMRSM Diversified Mid Cap Portfolio (Class S)
ING MarketPro Portfolio (Class I)
ING MarketStyle Growth Portfolio (Class I)
ING MarketStyle Moderate Growth Portfolio (Class I)
ING MarketStyle Moderate Portfolio (Class I)
ING VP Index Plus International Equity Portfolio (Class S)
ING VP Value Opportunity Portfolio (Class I)

The Fund Expense Table beginning on page 12 of the prospectus is hereby amended to include information about these new funds.

Fund Name	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Gross Annual Fund Expenses	Fees and Expenses Waived or Reimbursed	Total Net Annual Fund Expenses
ING FMRSM Diversified Mid Cap Portfolio (Class S) [2]	0.75%	--	0.26%	1.01%	--	1.01%
ING MarketPro Portfolio (Class I) [27,28,29]	0.70%	--	0.10%	0.80%	--	0.80%
ING MarketStyle Growth Portfolio (Class I) [27,29]	0.59%	--	0.05%	0.64%	0.08%	056%
ING MarketStyle Moderate Growth Portfolio (Class I) [27,29]	0.55%	--	0.05%	0.60%	0.07%	0.53%
ING MarketStyle Moderate Portfolio (Class I) [27,29]	0.53%	--	0.05%	0.58%	0.06%	0.52%
ING VP Index Plus International Equity Portfolio (Class S) [11,20]	0.45%	--	0.47%	0.92%	0.12%	0.80%
ING VP Value Opportunity Portfolio (Class I) [19,20]	0.60%	--	0.10%	0.70%	--	0.70%

[2]

The amounts shown are estimated operating expenses for Class S shares of each Portfolio as a ratio of expenses to average daily net assets based on each Portfolio's actual operating expenses for Class S shares for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which Directed Services, Inc. (DSI) as adviser to each Portfolio, has agreed for each Portfolio for the current fiscal year. Other Expenses for each Portfolio include a Shareholder Services fee of 0.25%. Through a "bundled fee" arrangement, DSI, the Trust's manager, is paid a single fee for advisory, administrative, custodial, transfer agency, auditing and legal services necessary for the ordinary operation of the Portfolios. The Portfolios would also bear any extraordinary expenses.

[11]

The amounts shown are estimated operating expenses for Class S shares of each Portfolio as a ratio of expenses to average daily net assets. Operating expenses for each Portfolio are estimated as they had not commenced operations as of December 31, 2004. Other Expenses for each Portfolio include a Shareholder Services fee of 0.25%. Pursuant to its administration agreement with the Trust, ING Funds Services, LLC may receive an annual administration fee equal to 0.10% of average daily net assets for these Portfolios. Other Expenses for each Portfolio are estimated because the Portfolios did not have a full calendar year of operations as of December 31, 2004 (the Portfolios' fiscal year end).

[19]

The amounts shown are estimated operating expenses for Class I shares of each Portfolio as a ratio of expenses to average daily net assets. These estimates are based on each Portfolio's actual operating expenses for its most recently completed fiscal year, adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC, the investment adviser to each Portfolio, has agreed for each Portfolio. ING Funds Services, LLC receives an annual administrative fee (included in Other Expenses) equal to 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

136756	Page 5 of 11	November 2005

[20]

ING Investments, LLC, the investment adviser to each Portfolio, has entered into written expense limitation agreements with each Portfolio under which it will limit expenses of the Portfolios, excluding interest, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Portfolio's expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading Fees and Expenses Waived or Reimbursed. Recoupments are shown as negative numbers under Fees and Expenses Waived or Reimbursed. The expense limits will continue through at least May 1, 2006. For further information regarding the expense limitation agreements, see the Fund's prospectus.

[27]

The amounts shown reflect the net operating expenses paid directly and indirectly by each Portfolio. Shareholders in each Portfolio will indirectly bear the proportionate expenses of the Institutional Class shares of the Underlying Funds. Because a weighted average is used in calculating expenses attributable to a Portfolio, the amount of the expenses of Underlying Funds indirectly borne by a Portfolio will vary based on the Portfolio's allocation of assets to, and the annualized net operating expenses of, the particular Underlying Funds during the Portfolio's fiscal year. For information regarding expenses of the Underlying Funds, see the Fund's prospectus. Other Expenses are estimated for the Portfolio's current fiscal year as the Portfolio had not commenced operations as of December 31, 2004.

[28]

Pursuant to an administrative services agreement with the Trust, ING Funds Services, LLC may receive an annual administrative services fee equal to 0.05% of the average daily net assets of the Portfolio, which is reflected under the heading Other Expenses.

[29]

ING Investments, LLC, the investment adviser to each Portfolio, has entered into a written expense limitation agreement with respect to each Portfolio under which it will limit expenses of the Portfolios, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Portfolio's expenses that are proposed to be waived or reimbursed in the ensuing fiscal year is shown under the heading Fees and Expenses Waived or Reimbursed. Recoupments. The expense limitation agreement will continue through at least May 1, 2007. For further information regarding the expense limitation agreements, see the Fund's prospectus.

The Variable Account section beginning on page 20 of the prospectus is hereby amended to include the following:

Important Information Regarding Fund Closures and Mergers.

ING AIM Mid Cap Growth Portfolio. On December 2, 2005, the ING AIM Mid Cap Growth Portfolio was closed to new investors and to new investments by existing investors. Effective December 3, 2005, the ING AIM Mid Cap Growth Portfolio (Class S) will merge into and become part of the ING FMRSM Diversified Mid Cap Portfolio (Class S). Because of this merger, your investment in the ING AIM Mid Cap Growth Portfolio (Class S) automatically became an investment in the ING FMRSM Diversified Mid Cap Portfolio (Class S) with an equal total net asset value. Unless you provide us with alternative allocation instructions, all future allocations directed to the ING Aim Mid Cap Portfolio (Class S) will be automatically allocated to the ING FMRSM Diversified Mid Cap Portfolio (Class S). You may give us alternative allocation instructions at any time by contacting our Customer Service Center at P.O. Box 5011, 2001 21st Avenue NW, Minot, North Dakota 58703, 1-877-886-5050. See also the Transfers section on page 43 of your prospectus for further information about making fund allocation changes.

ING VP Disciplined LargeCap Portfolio. On December 2, 2005, the ING VP Disciplined LargeCap Portfolio was closed to new investments by existing investors. Effective December 3, 2005, the ING VP Disciplined LargeCap Portfolio (Class I) will merge into and become part of the ING Fundamental Research Portfolio (Initial Class). Because of this merger, your investment in the ING VP Disciplined LargeCap Portfolio (Class I) automatically became an investment in the ING Fundamental Research Portfolio (Initial Class) with an equal total net asset value. Unless you provide us with alternative allocation instructions, all future allocations directed to the ING VP Disciplined LargeCap Portfolio (Class I) will be automatically allocated to the ING Fundamental Research Portfolio (Initial Class). You may give us alternative allocation instructions at any time by contacting our Customer Service Center at P.O. Box 5011, 2001 21st Avenue NW, Minot, North Dakota 58703, 1-877-886-5050. See also the Transfers section on page 43 of your prospectus for further information about making fund allocation changes.

136756	Page 6 of 11	November 2005

ING VP MagnaCap Portfolio. On December 2, 2005, the ING VP MagnaCap Portfolio was closed to new investments by existing investors. Effective December 3, 2005, the ING VP MagnaCap Portfolio (Class I) will merge into and become part of the ING VP Value Opportunity Portfolio (Class I). Because of this merger, your investment in the ING VP MagnaCap Portfolio (Class I) automatically became an investment in the ING VP Value Opportunity Portfolio (Class I) with an equal total net asset value. Unless you provide us with alternative allocation instructions, all future allocations directed to the ING VP MagnaCap Portfolio (Class I) will be automatically allocated to the ING VP Value Opportunity Portfolio (Class I). You may give us alternative allocation instructions at any time by contacting our Customer Service Center at P.O. Box 5011, 2001 21st Avenue NW, Minot, North Dakota 58703, 1-877-886-5050. See also the Transfers section on page 43 of your prospectus for further information about making fund allocation changes.

Each of these mergers will provide investors the opportunity to invest in a larger fund with similar investment objectives and strategies and lower total fund expenses.

You will not incur any fees or charges or any tax liability because of these mergers, and your policy value immediately before the merger will equal your policy value immediately after the merger.

There will be no further disclosure regarding the ING AIM Mid Cap Growth, ING VP Disciplined LargeCap and ING VP MagnaCap Portfolios in future prospectuses of the policy.
The "Transfer Charge" section on page 27 of the prospectus is hereby deleted in its entirety and replaced with the following:

Transfer Charge. We currently do not assess a charge for transfers between any of the investment options. We reserve the right, however, to charge up to $25 for each transfer. Transfers associated with policy loans, the dollar cost averaging or automatic rebalancing programs, exercise of the Overloan Lapse Protection Rider benefit or exercise of conversion rights will not count as transfers when calculating any applicable transfer charge.

This charge helps offset the expenses we incur when processing transfers.
The "Periodic Fees and Charges" section beginning on page 27 of the prospectus is hereby amended to include the following:

At any time you may choose one investment option from which we will deduct your periodic fees and charges. If you do not choose the investment option or the amount in your chosen investment option is not enough to cover the periodic fees and charges, then your periodic fees and charges are taken from the subaccounts and fixed account in the same proportion that your value in each has to your net policy value.

The second paragraph of the "Cost of Insurance" section on page 28 of the prospectus is hereby deleted and replaced with the following:

Monthly cost of insurance rates are based on each joint insured person's age at issue, gender, risk class and amount of insurance coverage on the policy date and each date you increase your insurance coverage (a "segment date") and the policy year. They will not, however, be greater than the guaranteed cost of insurance rates shown in the policy, which are based on the 1980 Commissioner's Standard Ordinary Sex Distinct Mortality Tables. We will apply unisex rates where appropriate under the law. This currently includes the State of Montana. The rates that apply to you will be set forth in your policy, and lower rates may be available where the base insurance coverage amount is $1 million or more. See the Periodic Fees and Charges table above for the minimum and maximum cost of insurance rates and the rates for representative joint insured persons.

136756	Page 7 of 11	November 2005

The first paragraph of the "Monthly Amount Charge" section on page 29 of the prospectus is hereby deleted and replaced with the following:

Monthly Amount Charge. During the first 20 policy years (and for 20 years following a requested increase in insurance coverage) we will deduct a monthly charge per $1,000 of insurance coverage. For a policy issued in New Jersey, the elimination of these charges after the first 20 policy years (or the first 20 years following a requested increase in insurance coverage) is not guaranteed, and these charges may be assessed for the duration of the policy. The monthly amount charge rate for each segment is based on the gender, risk class, amount of insurance coverage and each joint insured person's age on the policy date and on each segment date, as appropriate. Any decrease in insurance coverage or any change in insurance coverage resulting from a change in the death benefit option will not affect the monthly amount charge. The rates that apply to you will be set forth in your policy and lower rates may be available where the base insurance coverage amount is $1 million or more. See the Periodic Fees and Charges table above for the minimum and maximum monthly amount charge rates and the rates for representative joint insured persons.

The first paragraph of the "Mortality and Expense Risk Charge" section on page 29 of the prospectus is hereby deleted and replaced with the following:

Mortality and Expense Risk Charge.

  For policies with policy dates prior to February 20, 2006, the monthly mortality and expense risk charge is 0.075% (0.90% annually) of your variable account value during the first ten policy year. After the tenth policy year, we currently anticipate that we will reduce this charge to 0.02083% per month (0.25% annually); however, in no event will the mortality and expense risk charge exceed 0.90% annually for the duration of the policy.

  For policies with policy dates on or after February 20, 2006, the monthly mortality and expense risk charge is 0.075% (0.90% annually) of your variable account value during the first five policy years. During policy years six through ten, we will reduce this charge to 0.04166% per month (0.50% annually). After the tenth policy year, this charge is eliminated.

The "Changing Death Benefit Options" section on page 34 of the prospectus is hereby amended to add the following:

  If your death benefit option is changed to Option 1 because you exercised the Overloan Lapse Protection Rider, notwithstanding any other information in this section your insurance coverage following the change will equal your policy value immediately before the change minus the Overloan Lapse Protection Rider charge with the difference multiplied by the appropriate guideline premium test factor described in Appendix A.

The "Death Benefit Guarantees" section beginning on page 35 of the prospectus is hereby amended to include the following:

  Lifetime Death Benefit Guarantee. The lifetime death benefit guarantee is an option rider benefit that may be available on new policies issued on or after the later of February 20, 2006, or the date the rider is approved in your state. You may add this rider only when you apply for the policy. There is no charge for this rider guarantee. See Optional Rider Benefits - Lifetime Death Benefit Guarantee Rider.

136756	Page 8 of 11	November 2005

The "Optional Rider Benefits" section beginning on page 37 of the prospectus is hereby amended to include the following:

  Lifetime Death Benefit Guarantee Rider. The lifetime death benefit guarantee rider provides a guarantee that your policy will not lapse during the surviving joint insured's lifetime, provided your cumulative premium payments, minus any partial withdrawals or loans, are at least equal to the sum of lifetime death benefit guarantee premium payments to the next monthly processing date. There is no charge for this rider.

You should consider the following factors when deciding whether to add the lifetime death benefit guarantee rider to your policy:
You may add this rider only when you apply for the base policy;
The lifetime death benefit guarantee period begins at the end of the basic death benefit guarantee period;
The minimum premium for this rider will be set forth in your policy;
The minimum premium for this rider is based on monthly rates that vary according to the younger joint insured person's gender, risk class and age;
Adding this rider to your policy will not result in a higher premium than would otherwise be required to keep the policy in force.
This rider cannot be added to a policy with death benefit Option 3; and
Even if the lifetime death benefit guarantee terminates, your policy will not necessarily lapse (see Termination of Coverage - Lapse, page 47).

  If you have not paid enough premium to maintain the lifetime death benefit guarantee as of any monthly processing date, we will send you notice of the premium payment required to keep this extended death benefit guarantee in force. If we do not receive the required premium payment by the next monthly processing date, the lifetime death benefit guarantee will terminate. If this rider terminates, it cannot be reinstated.

  This rider is available on new policies issued on or after the later of February 6, 2005, or the date the rider is approved in your state. This benefit may vary by state. You should consult your agent/registered representative as to whether and to what extent the rider is available in your particular state and on any particular policy.

The "Automatic Rider Benefits" section beginning on page 38 of the prospectus is hereby amended to include the following:

  Overloan Lapse Protection Rider. The Overloan Lapse Protection Rider is a benefit you may exercise to guarantee that your policy will not lapse even if your surrender value or net policy value, as applicable, is not enough to pay the periodic fees and charges when due. You may exercise this benefit by written request if all of the following conditions are met:

At least 15 policy years have elapsed since your policy date;
The younger joint insured is at least age 75;
Your loan account value is equal to or greater than the amount of insurance coverage selected under the base policy plus the amount of term insurance rider coverage, if any;
Your loan account value less any unearned loan interest does not exceed your policy value less the transaction charge for this rider (see Loan Account Value, page 41; see also Loan Interest, page 42);
Exercise of this rider does not cause your policy to become a modified endowment contract under Section 7702A of the Internal Revenue Code (see Modified Endowment Contracts, page 51); and
Exercise of this rider does not cause your policy to violate the statutory premium limits allowed under the guideline premium test (see Death Benefit Qualification Test, page 33).

We will notify you if you meet all of these conditions and explain the consequences of choosing to exercise this rider.
136756	Page 9 of 11	November 2005

You should consider the following consequences when deciding whether to exercise the Overloan Lapse Protection Rider:
On the monthly processing date on or next following the date we receive your request to exercise this rider:
We will assess a one time transaction charge. This charge equals 3.50% of your policy value (see Transaction Fees and Charges table above);
If another death benefit option is in effect, the death benefit option will automatically be changed to death benefit Option 1 (see Death Benefit Options, page 33);
Amounts allocated to the subaccounts of the variable account will be transferred to the fixed account;
All optional benefit riders will be terminated; and
The amount of insurance coverage after exercise of this rider will equal your policy value (less the transaction charge) multiplied by the guideline premium test factor described in Appendix A.
Insurance coverage under your policy will continue in force, subject to the following limitations and restrictions:
We will continue to deduct monthly periodic fees and charges (other than the Mortality and Expense Risk charge which will no longer apply);
You may not make any further premium payments;
Any unpaid loan interest will be added to your loan account balance;
You may not make any future transfers from the fixed account to the subaccounts of the variable account;
You may not add any additional benefits by rider in the future; and
You may not increase or decrease the amount of insurance coverage, change the death benefit option or make any partial withdrawals.

  This rider is available on new policies issued on or after the later of February 20, 2006, or the date the rider is approved in your state. This benefit may vary by state. You should consult your agent/registered representative as to whether and to what extent the rider is available in your particular state and on any particular policy.

Important Information Regarding the ING Alliance Mid Cap Growth Portfolio

  Effective December 2, 2005, the ING Alliance Mid-Cap Growth Portfolio will be renamed ING AllianceBernstein Mid-Cap Growth Portfolio. Accordingly, all references to ING Alliance Mid-Cap Growth Portfolio (Class I) are to be replaced with ING AllianceBernstein Mid-Cap Growth Portfolio (Class I).

Important Information Regarding the ING Salomon Brothers Investors Portfolio

  Effective December 2, 2005, the ING Salomon Brothers Investors Portfolio will be renamed ING Lord Abbett Affiliated Portfolio and Lord, Abbett & Co. LLC will replace Salomon Brothers Asset Management Inc. as subadviser. Accordingly, all references to ING Salomon Brothers Investors Portfolio (Class I) are to be replaced with ING Lord Abbett Affiliated Portfolio (Class I) and Appendix B of the prospectus is to be revised to reflect the new subadvisory arrangement.

136756	Page 10 of 11	November 2005

The following information is added to Appendix B of the prospectus:
Fund Name	Investment Adviser/ Subadviser	Investment Objective
ING FMRSM Diversified Mid Cap Portfolio (Class S)	Investment Adviser: Directed Services, Inc. Subadviser: Fidelity Management & Research Co.	Seeks long-term growth of capital.
ING Lord Abbett Affiliated Portfolio (Class I)	Investment Adviser: Directed Services, Inc. Subadviser: Lord, Abbett & Co. LLC	Seeks long-term growth of capital.
ING MarketPro Portfolio (Class I)	Investment Adviser: ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks capital appreciation.
ING MarketStyle Growth Portfolio (Class I)	Investment Adviser: ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks growth of capital and some current income.
ING MarketStyle Moderate Growth Portfolio (Class I)	Investment Adviser: ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks growth of capital and a low to moderate level of current income.
ING MarketStyle Moderate Portfolio (Class I)	Investment Adviser: ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks growth of capital and current income.
ING VP Index Plus International Equity Portfolio (Class S)	Investment Adviser: ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks to outperform the total return performance of the Morgan Stanley Capital International Europe Australasia and Far East Index ("MSCI EAFE® Index"), while maintaining a market level of risk.
ING VP Value Opportunity Portfolio (Class I)	Investment Adviser: ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks growth of capital primarily through investment in a diversified portfolio of common stocks.

136756	Page 11 of 11	November 2005